UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

KENTUCKY FIRST FEDERAL BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51176	61-1484858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Main Street, Hazard, Kentucky 41702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (502) 223-1638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 2, 2019, Lou Ella Farler, President and Chief Executive Officer of First Federal of Hazard (the “Bank”), the wholly owned subsidiary of Kentucky First Federal Bancorp (the “Company”), retired from the Bank.

(c) Effective January 2, 2019, Jaime Steele Coffey was appointed President and Chief Executive Officer of the Bank, and President of First Federal MHC. Ms. Coffey, age 39, has been employed by the Bank since 2012, where she has served in various areas including lending and compliance. She was Assistant Vice President of the Bank from 2012 until 2016. She was appointed Vice President/Secretary of the Bank in 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP
(Registrant)

Date: January 7, 2019	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer

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